Exhibit 99.1
Lucid Reports First Quarter 2022 Financial Results
•Q1 revenue of $57.7M driven by customer deliveries of 360 vehicles in the quarter
•Strong demand with more than 30,000 customer reservations as of today, reflecting potential sales of $2.9B
•Production volume outlook for 2022 remains on track at 12,000 to 14,000 vehicles
•Announces new pricing effective June 1 while honoring current pricing for all existing reservation holders
NEWARK, CA — May 5, 2022 — Lucid Group, Inc. (NASDAQ: LCID), setting new standards with the longest range, fastest charging electric car on the market, today announced financial results for its first quarter ended March 31, 2022. Lucid reported Q1 revenue of $57.7 million on deliveries of 360 vehicles to customers in the first quarter. The Company reported strong customer demand for Lucid Air with reservations now exceeding 30,000, reflecting potential sales of $2.9 billion. Lucid reiterated its 2022 production volume outlook of 12,000 to 14,000 vehicles and ended the quarter with close to $5.4 billion cash on hand, which is expected to fund the Company well into 2023. Lucid also today announced revised pricing across most models beginning June 1, 2022. Lucid will honor current pricing for existing reservations as well as any new reservations made by May 31, 2022. 2
“We continued to make progress in the first quarter of 2022 despite on-going global supply chain challenges. We are nearing completion of deliveries of Lucid Air Dream Edition, and we began deliveries of Lucid Air Grand Touring, with an EPA-estimated range of up to 516 miles and an unprecedented efficiency of 4.6 miles per kilowatt-hour,1” said Peter Rawlinson, Lucid's CEO and CTO. “We believe Lucid Air’s unique fusion of a dynamic driving experience, interior space and comfort, range, fast charging, and performance is simply unparalleled.
“We also announced today that we are increasing prices of our vehicles that will go into effect at the beginning of June. The world has changed dramatically from the time we first announced Lucid Air pricing in September 2020, but I want to reassure our existing reservation holders that we will be honoring current pricing for them as well as for any new reservations made before the end of the month,” Rawlinson added. “Looking forward, we remain intently focused on ramping production and are excited about our product roadmap in 2022 and beyond with Air Grand Touring Performance deliveries expected in June; Air Touring and Air Pure later this year; and with our Project Gravity SUV remaining on target to begin production in the first half of 2024.”
“Our Q1 revenue was $57.7 million, primarily driven by higher customer deliveries of Lucid Air vehicles. We continue to have a healthy balance sheet, closing the quarter with nearly $5.4 billion of cash on hand, which we believe is sufficient to fund the Company well into 2023,” said Sherry House, Lucid's CFO. “In addition to the 30,000 customer reservations we announced today, we recently signed a deal in which the government of Saudi Arabia committed to purchase up to 100,000 electric vehicles from Lucid over the next 10 years.
“Similar to many companies in our industry, we continue to face global supply chain and logistics challenges, including Covid-related factory shutdowns in China. We are working closely with our suppliers to mitigate the impact of disruptions,” House added. “While any extended disruptions could result in an impact to our production forecast, today we are reiterating our 12,000-14,000 vehicle production forecast for 2022 based on the information we have at this point combined with our mitigation plans.”
As of June 1, new reservations will be priced in the U.S. at $154,000 for Air Grand Touring, $107,400 for Air Touring and $87,400 for Air Pure.3 The price for the new Lucid Air Grand Touring Performance model, announced just two weeks ago, will remain priced in the U.S. at $179,000. These prices are for base models, before the potential $7,500 U.S. federal tax credit, and excluding tax, title, license, options and destination fees. Updated pricing for Canada will be available on Lucid’s website, www.lucidmotors.com/en-ca, on June 1, 2022.

Lucid will host a conference call for analysts and investors at 2:30 P.M. PT / 5:30 P.M. ET on May 5, 2022. The live webcast of the conference call will be available on the Investor Relations website at ir.lucidmotors.com. Following the completion of the call, a replay will be available on the same website. Lucid uses its ir.lucidmotors.com website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.
About Lucid Group
Lucid's mission is to inspire the adoption of sustainable energy by creating advanced technologies and the most captivating luxury electric vehicles centered around the human experience. The Company's first car, Lucid Air, is a state-of-the-art luxury sedan with a California-inspired design that features luxurious full-size interior space in a mid-size exterior footprint. Underpinned by race-proven battery technology and proprietary powertrains developed entirely in-house, Lucid Air was named the 2022 MotorTrend Car of the Year®. The Lucid Air Grand Touring features an official EPA estimated 516 miles of range or 1,050 horsepower. Customer deliveries of Lucid Air, which is produced at Lucid's factory in Casa Grande, Arizona, are underway.
1 516 mile EPA estimated range and 4.6 miles per kWh driving efficiency are for Air Grand Touring equipped with 19” wheels. Actual results will vary.
2 All existing reservation holders as of May 31, 2022 in the U.S. and Canada will have an opportunity to order under the original pricing and will have at least 30 days from the date they are invited to place their order. Canadian pricing increases not currently available.
3 Before potential $7,500 U.S. federal tax credit. Excludes tax, title, license, options and destination fees. Pricing is not currently available outside the U.S. and Canada. Additional state and local incentives may also be available. A tax advisor should be consulted regarding individual tax treatment.
Investor Relations Contact

investor@lucidmotors.com

Media Contact

media@lucidmotors.com
Trademarks
This communication contains trademarks, service marks, trade names and copyrights of Lucid Group, Inc. and its subsidiaries and other entities, which are the property of their respective owners.
Forward Looking Statements
This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding financial and operating guidance, amount of reservations and related potential sales, future capital expenditures and other operating expenses, expectations and timing related to commercial product launches, production and delivery volumes, the range and performance of our vehicles, pricing of our vehicles, our estimate of the length of time our existing cash will be sufficient to fund planned operations, the timing of deliveries, future manufacturing capabilities and facilities, studio and service center openings, providing value to stakeholders, ability to mitigate supply chain risks and logistics, ability to vertically integrate production processes, future sales channels and strategies, future market launches and international expansion, including our planned manufacturing facility in Saudi Arabia and related timing and expected incentives, and the potential success of Lucid’s go-to-market strategy and future vehicle programs. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Lucid’s management. These forward-looking statements are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from these forward-looking statements. Many actual events and circumstances are beyond the control of Lucid. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions, including the ongoing conflict between Russia and Ukraine; risks related to commodity, supply chain and logistics; risks related to the expansion of Lucid’s manufacturing facility, the construction of new manufacturing facilities and the increase of Lucid’s production capacity; risks related to future market adoption of Lucid’s offerings; the effects of competition and the pace and depth of electric vehicle adoption generally on Lucid’s future business; changes in regulatory requirements, governmental incentives and fuel and energy prices; Lucid’s ability to rapidly innovate; Lucid’s ability to enter into or maintain partnerships with original equipment manufacturers, vendors and technology providers; Lucid’s ability to effectively manage its growth and recruit and retain key employees, including its chief executive officer and executive team; potential vehicle recalls; Lucid’s ability to establish its brand and capture additional market share, and the risks associated with negative press or reputational harm; future changes to vehicle specifications which may impact performance, pricing and other expectations; Lucid’s ability to manage expenses; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and the impact of the global COVID-19 pandemic on Lucid's supply chain, including COVID-related manufacturing facility shutdowns in China, projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks; and those factors discussed under the heading “Risk Factors” in Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, as well as other documents Lucid has filed or will file with the Securities and Exchange Commission. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Lucid presently does not know or that Lucid currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Lucid’s expectations, plans or forecasts of future events and views as of the date of this communication. Lucid anticipates that subsequent events and developments will cause Lucid’s assessments to change. However, while Lucid may elect to update these forward-looking statements at some point in the future, Lucid specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Lucid’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.
Non-GAAP Financial Measures and Key Business Metrics:
Consolidated financial information has been presented in accordance with US GAAP ("GAAP") as well as on a non-GAAP basis to supplement our consolidated financial results. Lucid’s non-GAAP financial measures include Adjusted EBITDA and Free Cash Flow which are discussed below.
Adjusted EBITDA is defined as net loss and comprehensive loss before (1) interest expense, (2) provision for (benefit from) income taxes, (3) depreciation and amortization, (4) change in fair value of forward contracts, (5) change in fair value of convertible preferred stock warrant liability, (6) change in fair value of common stock warrant liability and (7) stock-based compensation. Adjusted EBITDA is a performance measure that Lucid believes provides useful information to Lucid’s management and investors about Lucid’s profitability. Free Cash Flow is defined as net cash used in operating activities reduced by capital expenditures. Free Cash Flow is a performance measure that Lucid believes provides useful information to Lucid’s management and investors about the amount of cash generated by the business after necessary capital expenditures.
These non-GAAP financial measures facilitate management’s internal comparisons to Lucid’s historical performance. Management believes that it is useful to supplement its GAAP financial statements with this non-GAAP information because management uses such information internally for its operating, budgeting, and financial planning purposes. Management also believes that presentation of the non-GAAP financial measures provides useful information to Lucid’s investors regarding measures of our financial condition and results of operations that Lucid uses to run the business and therefore allows investors to better understand Lucid’s performance. However, these non-GAAP financial and key performance measures have limitations as analytical tools and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP.

Non-GAAP information is not prepared under a comprehensive set of accounting rules and therefore, should only be read in conjunction with financial information reported under GAAP when understanding Lucid’s operating performance. In addition, other companies, including companies in our industry, may calculate non-GAAP financial measures and key performance measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures and key performance measures as tools for comparison. A reconciliation between GAAP and non-GAAP financial information is presented below.

LUCID GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS1
Unaudited
(in thousands, except share and per share data)

	March 31, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$5,391,844	$6,262,905
Accounts receivable, net	867	3,148
Inventory	333,906	127,250
Prepaid expenses	42,325	70,346
Other current assets	95,489	43,328
Total current assets	5,864,431	6,506,977
Property, plant and equipment, net	1,327,544	1,182,153
Right-of-use assets	166,625	161,974
Other noncurrent assets	43,240	30,609
TOTAL ASSETS	$7,401,840	$7,881,713

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$66,440	$41,342
Accrued compensation	28,757	32,364
Finance lease liabilities, current portion	4,485	4,183
Other current liabilities	412,258	318,212
Total current liabilities	511,940	396,101
Finance lease liabilities, net of current portion	6,039	6,083
Common stock warrant liability	871,478	1,394,808
Long-term debt	1,988,047	1,986,791
Other long-term liabilities	194,867	188,575
Total liabilities	3,572,371	3,972,358

STOCKHOLDERS’ EQUITY
Preferred stock, par value $0.0001; 10,000,000 shares authorized as of March 31, 2022 and December 31, 2021; no shares issued and outstanding as of March 31, 2022 and December 31, 2021	—	—
Common stock, par value $0.0001; 15,000,000,000 shares authorized as of March 31, 2022 and December 31, 2021; 1,667,597,533 and 1,648,413,415 shares issued and 1,666,739,708 and 1,647,555,590 shares outstanding as of March 31, 2022 and December 31, 2021, respectively	167	165
Additional paid-in capital	9,997,176	9,995,778
Treasury stock, at cost, 857,825 shares at March 31, 2022 and December 31, 2021	(20,716)	(20,716)
Accumulated deficit	(6,147,158)	(6,065,872)
Total stockholders' equity	3,829,469	3,909,355
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$7,401,840	$7,881,713

LUCID GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS1
Unaudited
(in thousands, except share and per share data)

	Three Months Ended March 31,
	2022	2021
Revenue	$57,675	$313

Costs and expenses
Cost of revenue	245,970	85
Research and development	186,076	167,369
Selling, general and administrative	223,159	131,652
Total cost and expenses	655,205	299,106

Loss from operations	(597,530)	(298,793)

Other income (expense), net:
Change in fair value of forward contracts	—	(442,164)
Change in fair value of convertible preferred stock warrant liability	—	(6,976)
Change in fair value of common stock warrant liability	523,330	—
Interest expense, net	(7,705)	(5)
Other income (expense), net	942	(10)
Total other income (expense), net	516,567	(449,155)
Loss before provision for income taxes	(80,963)	(747,948)
Provision for income taxes	323	4
Net loss and comprehensive loss	(81,286)	(747,952)
Deemed dividend related to the issuance of Series E convertible preferred stock	—	(2,167,333)
Net loss attributable to common stockholders	$(81,286)	$(2,915,285)
Weighted average shares outstanding used in computing net loss per share attributable to common stockholders, basic and diluted	1,654,322,379	32,650,874
Net loss per share attributable to common stockholders, basic and diluted	$(0.05)	$(89.29)

LUCID GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS1
Unaudited
(In thousands)

	Three Months Ended March 31,
	2022	2021
Cash flows from operating activities
Net loss	$(81,286)	$(747,952)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	38,242	4,919
Amortization of insurance premium	7,499	—
Non-cash operating lease cost	4,104	6,296
Stock-based compensation	174,551	104,795
Loss on disposal of property and equipment	—	56
Amortization of debt discounts and issuance costs	1,255	—
Write-down of inventory	96,366	—
Change in fair value of contingent forward contract liability	—	442,164
Change in fair value of preferred stock warrant liability	—	6,976
Change in fair value of common stock warrant liability	(523,330)	—
Changes in operating assets and liabilities:
Accounts receivable	2,281	(378)
Inventory	(303,022)	(5,267)
Prepaid expenses	20,523	(3,782)
Other current assets	(49,625)	(544)
Other noncurrent assets and security deposit	(11,175)	(2,899)
Accounts payable	5,713	(14,544)
Accrued compensation	(3,607)	3,646
Operating lease liability	(3,099)	(4,099)
Other liabilities and accrued liabilities	128,060	(11,124)
Other long-term liabilities	1,901	3,011
Net cash used in operating activities	(494,649)	(218,726)
Cash flows from investing activities:
Purchases of property, equipment, and software	(185,082)	(94,779)
Net cash used in investing activities	(185,082)	(94,779)
Cash flows from financing activities:
Payment for short-term insurance financing note	(12,949)	—
Payment for capital lease liabilities	—	(298)
Payment for finance lease liabilities	(1,201)	—
Repurchase of Series B convertible preferred stock	—	(3,000)
Proceeds from issuance of Series D convertible preferred stock	—	3,000
Proceeds from issuance of Series E convertible preferred stock	—	507,080
Proceeds from exercise of stock options	9,114	4,316
Stock repurchases from employees for tax withholdings	(182,265)	—
Net cash (used in) provided by financing activities	(187,301)	511,098
Net (decrease) increase in cash, cash equivalents, and restricted cash	(867,032)	197,593
Beginning cash, cash equivalents, and restricted cash	6,298,020	640,418
Ending cash, cash equivalents, and restricted cash	$5,430,988	$838,011

LUCID GROUP, INC.
Reconciliation of GAAP to Non-GAAP Financials Measures1
Unaudited
(in thousands)

Adjusted EBITDA

	Three Months Ended March 31,
	2022	2021
Net loss and comprehensive loss	$(81,286)	$(747,952)
Interest expense	7,719	5
Provision for income taxes	323	4
Depreciation and amortization	38,242	4,919
Change in fair value of forward contracts	—	442,164
Change in fair value of convertible preferred stock warrant liability	—	6,976
Change in fair value of common stock warrant liability	(523,330)	—
Stock-based compensation	174,551	104,795
Adjusted EBITDA	$(383,781)	$(189,089)
Free Cash Flow

	Three Months Ended March 31,
	2022	2021
Net cash used in operating activities (GAAP)	(494,649)	$(218,726)
Capital expenditures	(185,082)	(94,779)
Free cash flow (non-GAAP)	$(679,731)	$(313,505)

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1 The business combination (the “Merger”) between Lucid Group Inc.’s predecessor, Atieva, Inc. (“Legacy Lucid”), and Churchill Capital Corp IV (“CCIV”), which closed on July 23, 2021, is accounted for as a reverse recapitalization under U.S. GAAP. Under this method of accounting, CCIV has been treated as the acquired company for financial reporting purposes. Accordingly, for accounting purposes, the financial statements of Lucid represent a continuation of the financial statements of Legacy Lucid with the Merger being treated as the equivalent of Legacy Lucid issuing shares for the net assets of CCIV, accompanied by a recapitalization. The net assets of CCIV were recognized as of the closing of the Merger at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Merger are presented as those of Legacy Lucid and the accumulated deficit of Legacy Lucid has been carried forward after the closing of the Merger. All periods prior to the Merger have been retrospectively adjusted using the applicable exchange ratio for the equivalent number of shares outstanding immediately after the closing of the Merger to effect the reverse recapitalization. See our Form 10-Q for the three months ended March 31, 2022 for additional information.